Inland Diversified Real Estate Trust, Inc. Fourth Quarter 2012 Earnings Webcast Wednesday, April 3, 2013 2:00 PM (Central) Barry Lazarus, President & Chief Operating Officer Inland Diversified Real Estate Trust, Inc. Larry Sajdak, Vice President Inland Diversified Real Estate Services, LLC Steven Hippel, Chief Financial Officer & Treasurer Inland Diversified Real Estate Trust, Inc. Audio is available via webcast – dial in number not required.

Important Disclosure 2 This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by a prospectus, filed or registered with appropriate state and federal regulatory agencies, and sold only by broker dealers authorized to do so. An investment in Inland Diversified Real Estate Trust, Inc. (“Inland Diversified”) involves a high degree of risk. Consult Inland Diversified’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q for more information on the specific risks. All properties represented in photographs herein are owned by Inland Diversified or its subsidiaries. The companies depicted in photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland Diversified by the companies. Further, none of these companies are affiliated with Inland Diversified or its subsidiaries in any manner. The Inland name and logo are registered trademarks being used under license. This material has been distributed by Inland Securities Corporation. Inland Securities Corporation member FINRA/SIPC. Inland Diversified is a part of The Inland Real Estate Group of Companies, Inc., a group of independent legal entities some of which may be affiliates, share some common ownership or have been sponsored and managed by Inland Investments or its subsidiaries. Date first published: 12/1/11 Current publication date: 4/3/13

Current & Future Outlook for Inland Diversified • Successful completion of public offering • Deployment of capital and status of pipeline • Profile of portfolio after investing initial capital raised • Next phase of operation for the company • Consideration of potential liquidity event • Joint venture potential • Pursue limited development opportunities • Other considerations 3

Portfolio 4 Number of Properties 141 Number of States 31 Square Footage 12.4 million Multi-Family Units 444 Average Occupancy (Economic) 97.7% As of 12/31/12

Top Five Tenants1 5 Tenant No. of Leases Gross Leasable Area SF % of Portfolio Total Gross Leasable Area Total Annualized Base Rent % of Portfolio Total Annualized Base Rent Kohl’s 10 832,839 6.7% $7,587,000 4.4% Walgreens 14 204,167 1.7% $7,299,000 4.2% Dollar General 43 490,241 4.0% $4,945,000 2.9% PetSmart 15 281,848 2.3% $4,178,000 2.4% Ross Dress For Less 12 342,967 2.8% $3,757,000 2.2% Top Five Tenants 2,152,062 1Based on annualized base rent for leases in-place on December 31, 2012 and does not include multi-family leases.

Property Locations 6 As of 12/31/12 1.2% 1.5% 6.7% 1.2% 4.9% 300 units 7.6% 2.6% 6.1% 5% 6% 22.2% 8.1% 6.9% 3.4% 1.8% 11.7% OR 0.5% CA 1.0% UT 4.0% TX 10.0% & 300 Units NE .5% OK 5.0% MO 7.0% AR 2.0% LA 4.0% WI 7.0% IL 2.0% IN 2.0% FL 19.0% AL 5.0% GA 5.0% TN 1.0% NC 5.0% VA 5.0% NY 5.0% & 24 Units OH 0.5% PA 0.5%

Diverse Tenant Mix1 As of 12/31/12 1 By Square Feet 7 Other 1.3% Electronics 2.1% Health, Doctors & Health Food 3.2% Pet Supplies 3.3% Commercial Office 3.3% Industrial 3.4% Consumer Services, Salons, Cleaners & Banks 3.5% Multi-Family 3.5% Sporting Goods 4.9% Clothing & Accessories 5.7% Home Goods 5.8% Restaurants & Fast Food 5.9% Home Improvement 6.3% Department 9.6% Lifestyle, Health Clubs, Books & Phones 9.8% Grocery 11.5% Dollar Stores & Off Price Clothing 16.9%

Inland Diversified Joint Venture Investment1 Territory Portfolio Las Vegas, NV Transaction Date: December 27, 2012 Property Value for JV: $288,700,000 Leasable Area: 1,749,535 Square Feet Portfolio Sector: Retail Portfolio Includes: Centennial Center Centennial Gateway Eastern Beltway Center Eastgate Cannery Corner Lowe’s Plaza Territory Portfolio Las Vegas, NV 8 1 For additional information about the joint venture, please see Inland Diversified’s Current Report on Form 8-K, filed with the SEC on January 3, 2013.

Inland Diversified Joint Venture Investment1 Crossing at Killingly Commons Dayville, CT Transaction Date: October 3, 2012 Property Value for JV: $54,608,000 Leasable Area: 395,539 Square Feet Portfolio Sector: Retail Anchor Tenant2: Lowe’s Tenants Include: • Stop & Shop • Bed, Bath & Beyond • Petco • T.J. Maxx Crossing at Killingly Commons Dayville, CT 9 2 Anchor Tenant - The store(s) within a shopping center that attracts or generates the majority of traffic. Anchors are strategically placed to maximize traffic and sales for all tenants. The leased space is owned by the joint venture. 1 For additional information about the joint venture, please see Inland Diversified’s Current Report on Form 8-K, filed with the SEC on October 10, 2012.

Inland Diversified Acquisition The Corner Tucson, AZ Transaction Date: November 2, 2012 Transaction Price: $25,467,000 Leasable Area: 80,155 Square Feet Portfolio Sector: Retail Anchor Tenant1: Nordstrom Rack Tenants Include: • Five Guys Burgers • Sprint • Paradise Bakery & Cafe • Select Comfort The Corner Tucson, AZ 1Anchor Tenant - The store(s) within a shopping center that attracts or generates the majority of traffic. Anchors are strategically placed to maximize traffic and sales for all tenants. The leased space is owned by Inland Diversified. 10

Inland Diversified Acquisition Wheatland Town Center Dallas, TX Transaction Date: October 3, 2012 Transaction Price: $27,414,000 Leasable Area: 150,103 Square Feet Portfolio Sector: Retail Anchor Tenant1: Ross Dress for Less Tenants Include: • PetSmart • Office Depot • Party City • Shoe Carnival Wheatland Town Center Dallas, TX 1 Anchor Tenant - The store(s) within a shopping center that attracts or generates the majority of traffic. Anchors are strategically placed to maximize traffic and sales for all tenants. The leased space is owned by Inland Diversified. 11

Cumulative Gross Offering Proceeds and Acquisitions Volume 12

Consolidated Financial Highlights 13 As of and for the Year Ended 12/31/12 As of and for the Year Ended 12/31/11 Total Consolidated Assets $2,393.5M $1,010.4M Stockholders' Equity $934.0M $481.3M Distributions Paid1 $51.8M $23.6M Mortgages Payable $1,156.6M $462.4M Ratio of Total Mortgage Loans to Total Assets 48% 46% Annual Weighted Average Interest Rate on Mortgage Loans Including Interest Rate Swaps 4.32% 4.94% Funds From Operations (“FFO”)2 $55.8M $26.7M FFO Per Share $0.61 $0.63 1 This amount includes distributions paid in cash and reinvested through Inland Diversified’s distribution reinvestment plan 2 Funds From Operations (“FFO”): The most commonly accepted and reported measure of REIT operating performance. As defined by the National Association of Real Estate Investment Trusts, FFO is equal to a REIT’s net income calculated in accordance with U.S. GAAP, excluding gains or losses from sales of property, and adding back real estate depreciation and amortization, real estate impairment charges and after adjustments for unconsolidated partnerships and joint ventures in which the REIT holds an interest. The reconciliation to net income (loss) attributable to common stockholders, calculated in accordance with U.S. GAAP, is presented on the following slide

Cash Flows From Operations and FFO Dollar Amounts in Thousands 14 For the Year Ended 12/31/12 For the Year Ended 12/31/11 GAAP Net Income (Loss) Attributable to Common Stockholders $2,616 ($2,279) Add: Depreciation and Amortization Related to Investment Properties $53,239 $28,980 Less: Non-controlling Interest’s Share of Depreciation and Amortization Related to Investment Properties ($25) ($29) FFO1 $55,830 $26,672 Cash Flow From Operations $56,670 $27,872 Distributions Paid2 $51,767 $23,641 1This is a non-GAAP measure. 2This amount includes distributions paid in cash and reinvested through Inland Diversified’s distribution reinvestment plan

Manageable Mortgage Debt Maturities (Including Interest Rate Swaps) As of December 31,2012 15